                    FIRST AMENDMENT TO SHAREHOLDER AGREEMENT

     This First Amendment to Shareholder Agreement (this "Amendment"), dated as of June 13, 1997, is entered into by and among PRECISE HOLDING CORPORATION, a Delaware corporation (the "Company"), and SUNDERLAND INDUSTRIAL HOLDINGS CORPORATION, a Delaware corporation ("Sunderland"), HAMILTON HOLDINGS LTD. CORPORATION, a Texas corporation ("Hamilton"), DELAWARE STATE EMPLOYEES' RETIREMENT FUND, a Delaware corporation ("Delaware"), in its capacity as a shareholder, DECLARATION OF TRUST FOR DEFINED BENEFIT PLANS OF ZENECA HOLDINGS INC., a Delaware corporation ("Zeneca"), in its capacity as a shareholder, and DECLARATION OF TRUST FOR DEFINED BENEFIT PLANS OF ICI AMERICAN HOLDINGS INC., a Delaware corporation ("ICI"), in its capacity as a shareholder (individually and collectively, the "Shareholder"), and RICE PARTNERS II, L.P., a Delaware limited partnership ("Rice"), JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts mutual life insurance company ("John Hancock"), DELAWARE, in its capacity as a warrantholder, ZENECA, in its capacity as a warrantholder, and ICI, in its capacity as a warrantholder (individually and collectively, the "Purchaser") (Delaware, Zeneca and ICI are collectively referred to herein as "Pecks").

                                    RECITALS

     A. The Company, the Shareholder and the Purchaser have entered into that certain Shareholder Agreement dated as of March 29, 1996 (the "Shareholder Agreement").

     B. The Company owns beneficially and of record all of the issued and outstanding common stock of Precise Technology, Inc., a Delaware corporation ("Precise").

     C. Precise desires to issue up to $75,000,000 of 11 1/8% Senior Subordinated Notes due 2007 on the terms described in that certain Offering Memorandum dated June 10, 1997 furnished by the Company to Rice, John Hancock and Pecks (the "Public Notes").

     D. The Company, the Shareholder and the Purchaser desire to amend the Shareholder Agreement to allow and provide for the issuance of the Public Notes and to allow and provide for certain other matters, all as hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Shareholder Agreement.




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


2. AMENDMENTS. The Shareholder Agreement is hereby amended as follows:

     2.1 Amendment to Article I; Addition of Certain Definitions. Article I of the Shareholder Agreement is hereby amended by adding thereto in alphabetical order the following definitions:

          "Indenture. The Indenture, to be dated as of June 13, 1997, between Precise and Marine Midland Bank, as trustee, as in effect on June 13, 1997."

          "Public Notes. The 11 1/8% Senior Subordinated Notes due 2007 issued by Precise pursuant to the terms of the Indenture."

          "Senior Loan Agreement. The Credit Agreement, dated as of June 13, 1997, by and among the Company, Precise, certain Subsidiaries of Precise, Fleet National Bank, as Agent, Issuing Bank and as a lender, and each of the other financial institutions a party thereto, as the same may be modified, amended, waived, supplemented or otherwise changed from time to time, and all documents and instruments delivered pursuant thereto in connection with the loans and advances made thereunder."

     2.2 Amendment to Article I; Deletion of Certain Definitions. Article I of the Shareholder Agreement is hereby amended by deleting therefrom the definition for "Senior Subordination Agreement".

     2.3 Amendment to Article I; Amendment of Certain Definitions. Article I of the Shareholder Agreement is hereby amended by deleting therefrom the definitions for "Senior Lender" and "Senior Loan Documents" and substituting the following in lieu thereof:

          "Senior Lender. Fleet National Bank, a national banking association, and any other financial institution a party to the Senior Loan Agreement, and their respective successors and assigns."

          "Senior Loan Documents. The Senior Loan Agreement and the agreements, documents and instruments executed in connection therewith or contemplated thereby, and all amendments, modifications, waivers, renewals, extensions, substitutions, increases or replacements thereof."

     2.4 Amendment to Section 4.04. Section 4.04 of the Shareholder Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "4.04. Certain Remedies. In the event that (i) the Company defaults in its obligation to purchase all or any portion of the Put Shares in cash upon exercise of the Put Option, (ii) any Holder exercises the Put Option at a time when the Put Price is not permitted to be paid in cash to such Holder pursuant to applicable law, (iii) any Holder exercises the Put Option at a time when the Senior Loan Documents or the Indenture prohibit Precise from paying a dividend to the Company in order to fund the payment of


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     the Put Price in cash, and the Company fails to obtain a waiver of such default from the Senior Lender (with respect to the occurrence of a default under the Senior Loan Documents) or the holders of the Public Notes (with respect to the occurrence of a default under the Indenture), as the case may be, or (iv) any Holder exercises the Put Option at a time when payment of all or any portion of the Put Price in cash would, after giving effect to such payment, result in Precise's available cash plus availability under the Senior Loan Documents being less than $5,000,000 in the aggregate, then, in any such event, the Company will (a) pay such portion of the Put Price in cash as is not prohibited by clauses (i), (ii), (iii) or (iv) above, (b) upon the request of any Holder and to the extent any portion of the Put Price is not paid in cash under this Section 4.04, execute and deliver to such Holder a promissory note (a "Put Note") in form and substance satisfactory to such Holder evidencing such remaining Put Price, and (c) not declare or make any dividends or distributions of its cash or redeem, retire, purchase, or otherwise acquire, directly or indirectly, any of its Capital Stock or capital stock or securities of any Affiliate of the Company, or any securities convertible or exchangeable into Capital Stock or capital stock or securities of any Affiliate of the Company until the Put Price has been paid in full in cash. Any Put Note issued pursuant to the terms and conditions of this Section 4.04 will (a) be substantially in the form of Exhibit A attached hereto, (b) mature on April 1, 2006 (unless sooner accelerated pursuant to the terms of the Put Note) and (c) bear interest at the following rates per annum: (i) 14% per annum for the twelve month period immediately following the date of issuance of such promissory note, (ii) 16% per annum for the next succeeding twelve month period and
     (iii) 18% per annum thereafter. In addition to the right to request the issuance of a Put Note, any Holder may, upon the failure of the Company to pay any portion of the Put Price not prohibited by clauses (ii), (iii) or
     (iv) above, exercise all rights or remedies available to such Holder (whether at law or in equity) against the Company, and, in addition thereto, such Holder shall be entitled to liquidated damages in the amount specified in Section 11.02 of this Agreement."

     2.5. Amendment to Section 11.06. Section 11.06 of the Shareholder Agreement is hereby amended by deleting therefrom the notice addresses for the Company and the Shareholder and substituting the following in lieu thereof:

         "If to the Company, at:  Precise Holding Corporation
                                  c/o Mentmore Holdings Corporation
                                  1430 Broadway, 13th Floor
                                  New York, New York 10018-3308
                                  Attn:  William L. Remley
                                  FAX:  (212)391-1393


         with courtesy copies to: Michael D. Schenker
                                  c/o Mentmore Holdings Corporation
                                  1430 Broadway, 13th Floor
                                  New York, New York 10018-3308
                                  FAX: (212)382-1559


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                                  Kelley, McCann & Livingstone
                                  200 Public Square, 35th Floor
                                  BP America Building
                                  Cleveland, Ohio 44114-2302
                                  Attn:  Bruce L. Waterhouse
                                  FAX:  (216)241-3707

         If to the Shareholder, at:

                                  Sunderland Industrial Holdings Corporation
                                  Hamilton Holdings Ltd. Corporation
                                  1430 Broadway, 13th Floor
                                  New York, New York 10018-3308
                                  Attn:  William L. Remley
                                  Fax:  (212)391-1393

                                  Delaware State Employees' Retirement Fund
                                  Declaration of Trust for Defined Benefit Plans of Zeneca Holdings Inc.
                                  Declaration of Trust for Defined Benefit Plans of ICI American Holdings Inc.
                                  c/o Pecks Management Partners Ltd.
                                  One Rockefeller Plaza
                                  New York, New York 10020
                                  Attn:  Robert J. Cresci
                                  Fax:  (212)332-1334

         with courtesy copies to:

                                  Michael D. Schenker
                                  c/o Mentmore Holdings Corporation
                                  1430 Broadway, 13th Floor
                                  New York, New York 10018-3308
                                  Fax: (212)391-1393

                                  Kelley, McCann & Livingstone
                                  200 Public Square, 35th Floor
                                  BP America Building
                                  Cleveland, Ohio 44114-2302
                                  Attn: Bruce L. Waterhouse
                                  Fax:  (216)241-3707



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                                  Willkie Farr & Gallagher
                                  One Citicorp Center
                                  153 East 53rd Street
                                  New York, New York 10022-4677
                                  Attn:  William J. Grant, Jr.
                                  Fax:  (212)821-8211"

3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Purchaser:

     3.1 Each Purchaser shall have received on its behalf:

          (a) this Amendment, duly executed by the Company; and

          (b) such additional documents, instruments and information as such Purchaser or its legal counsel may request.

     3.2 No default or event of default shall have occurred and be continuing under either the Warrant Agreement or the Shareholder Agreement, unless such default or event of default has been specifically waived in writing by Purchaser.

     3.3 All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to each Purchaser and their respective legal counsel.

     3.4 The Public Notes shall have been issued on the terms described in the Offering Memorandum dated June 10, 1997 furnished by the Company to Purchaser.

     3.5 The Senior Subordinated Notes (as defined in the Note Agreement), together with all accrued interest and any applicable Prepayment Fee (as defined in the Note Agreement), shall have been paid in full utilizing a portion of the proceeds of the Public Notes.

     3.6 The Pecks Preferred Stock, together with all accrued and unpaid dividends thereon, shall have been redeemed and/or paid utilizing a portion of the proceeds of the Public Notes.

4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

     4.1. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Shareholder Agreement (including, without limitation, all representations, warranties and covenants contained therein) and all other agreements, instruments and documents related thereto, and, except as expressly modified and superseded by this

Amendment, the terms and provisions of the Shareholder Agreement and all other agreements, instruments and documents related thereto are ratified and confirmed and shall continue in full force and effect. The Company and Purchaser agree that the Shareholder Agreement and all other agreements, instruments and documents related thereto, in each case as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2. The Company hereby represents and warrants to Purchaser that (a) the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Certificate of Incorporation or Bylaws of the Company; (b) the Company is in material compliance with all covenants and agreements contained in the Shareholder Agreement, as amended hereby, and all other agreements, instruments and documents related thereto; and (c) the Company has not amended its Certificate of Incorporation or its Bylaws since March 29, 1996, except for such amendments, if any, as have been delivered to Purchaser on the date hereof.

5. MISCELLANEOUS.

     5.1. Reference to Shareholder Agreement. Each of the Shareholder Agreement and all other agreements, certificates and documents related thereto, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Shareholder Agreement, as amended hereby, are hereby amended so that any reference in the Shareholder Agreement and such agreements, instruments and documents related thereto to the Shareholder Agreement shall mean a reference to the Shareholder Agreement as amended hereby.

     5.2. Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

     5.3. Counterparts. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

     5.4. Law Governing. THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED, AND ACCEPTED BY THE PARTIES IN NEW YORK, NEW YORK, WILL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK, AND WILL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.


     5.5. Final Agreement. The Warrant Agreement and the Shareholder Agreement, in each case as amended, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all previous written, and all previous or contemporaneous oral, negotiations, understandings, arrangements, and agreements. The Shareholder Agreement, as amended hereby, may not be amended or supplemented except by a writing signed by Company and each Holder.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                     COMPANY:

                                     PRECISE HOLDING CORPORATION



                                     By: /s/ William L. Remley
                                        ---------------------------------------
                                         William L. Remley, President

                                     SHAREHOLDER:

                                     SUNDERLAND INDUSTRIAL HOLDINGS
                                        CORPORATION


                                     By: /s/ William L. Remley
                                        ---------------------------------------
                                         William L. Remley, President


                                     HAMILTON HOLDINGS LTD.
                                        CORPORATION


                                     By: /s/ William L. Remley
                                        ---------------------------------------
                                     Name:
                                     Title:


                                     PURCHASER:

                                     JOHN HANCOCK MUTUAL LIFE
                                        INSURANCE COMPANY



                                     By: /s/ Sandeep Alva
                                        ---------------------------------------
                                        Sandeep Alva, Senior Investment Officer


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                                     RICE PARTNERS II, L.P.

                                     By:  Rice Capital Group IV, L.P.,
                                          its general partner

                                          By:  RMC Fund Management, L.P.,
                                               its general partner

                                               By:   Rice Mezzanine Corporation,
                                                     its general partner



                                                    By: /s/ James P. Wilson
                                                       -------------------------
                                                        James P. Wilson
                                                        Managing Director


                                     DELAWARE STATE EMPLOYEES'
                                        RETIREMENT FUND, as a
                                        Shareholder and as a Purchaser

                                     By:   Pecks Management Partners, Ltd.,
                                           Its Investment Advisor



                                     By: /s/ Robert J. Cresci
                                        ---------------------------------------
                                        Robert J. Cresci
                                        Managing Director


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                                     DECLARATION OF TRUST FOR
                                        DEFINED BENEFIT PLANS OF
                                        ZENECA HOLDINGS INC., as a
                                        Shareholder and as a Purchaser

                                     By:   Pecks Management Partners, Ltd.,
                                           Its Investment Advisor



                                     By: /s/ Robert J. Cresci
                                        ---------------------------------------
                                        Robert J. Cresci

                                        Managing Director


                                     DECLARATION OF TRUST FOR
                                        DEFINED BENEFIT PLANS OF
                                        ICI AMERICAN HOLDINGS INC.,
                                        as a Shareholder and as a Purchaser

                                     By:   Pecks Management Partners, Ltd.,
                                           Its Investment Advisor


                                     By: /s/ Robert J. Cresci
                                        ---------------------------------------
                                        Robert J. Cresci
                                        Managing Director


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